Exhibit 1

                             Joint Filing Agreement


               In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Amendment No. 3 to Schedule 13D (including any amendments thereto) with respect to the common stock, par value $.01 per share, of Coastal Physician Group, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, the undersigned parties, each being duly authorized, hereby execute this Agreement on the 8th day of July, 1998.


                          /s/ Steven M. Scott, M.D.
                          ______________________________
                          Steven M. Scott, M.D.


                          SCOTT MEDICAL PARTNERS, LLC


                          By: /s/ Bertram E. Walls, M.D.
                              ____________________________
                             Name:  Bertram E. Walls, M.D.
                             Title: Manager


                          THE SIGNAL FUND, L.P.


                          By: /s/ Bertram E. Walls, M.D.
                              ___________________________
                             Name:  Bertram E. Walls, M.D.
                             Title: General Partner


                          THE STEVEN M. SCOTT FAMILY LIMITED
                          PARTNERSHIP


                          By: /s/ Steven M. Scott, M.D.
                              _____________________________
                             Name:  Steven M. Scott, M.D.
                             Title: General Partner


                          DOCTORS HEALTH PLAN, INC.


                          By: /s/ Bertram E. Walls, M.D.
                              _____________________________
                             Name:  Bertram E. Walls, M.D.
                             Title: President


                          THE SCOTT FAMILY FOUNDATION, INC.


                          By: /s/ Steven M. Scott, M.D.
                              ___________________________
                             Name:  Steven M. Scott, M.D.
                             Title: President


                          S&WLP


                          By: /s/ Bertram E. Walls, M.D.
                              ____________________________
                             Name:  Bertram E. Walls, M.D.
                             Title: General Partner